Exhibit 99.2

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

This Report is to be submitted for all bank accounts that are presently maintained by the post confirmation debtor.

Debtor’s Name: Sea Containers Ltd	Bank: See summary

Case Number: 06-11156 (KJC)	Account Number: N/A

Date of Confirmation: November 24,2008	Account Type: N/A

Reporting Period: November  25, 2008 to December  31, 2008

Beginning Cash Balance:		$39,361,529

All receipts received by the debtor:

Cash Sales:	$0

Interest income:	$37,238

SC Group cash repatriation	$13,299,817

Foreign exchange	$-2,716,881

Inter company banking sweep	$2,077,983

Total of cash received:		$12,698,157

Total of cash available:		$52,059,686

Less all disbursements or payments (including payments made under the confirmed plan) made by the Debtor:

Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals:	$0

Disbursements made pursuant to the administrative claims of bankruptcy professionals:	$0

All other disbursements made in the ordinary course:	$8,596,146

Total Disbursements		$8,596,146

Ending Cash Balance		$43,463,540

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief:

/s/ Lisa Clement
Lisa Clement Chief Financial Officer
March 20, 2009

Debtor: Sea Containers Ltd

Case Number: 06-11156 (KJC)

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

This Report is to be submitted for all bank accounts that are presently maintained by the post confirmation debtor.

Debtor’s Name: Sea Containers Services Ltd	Bank: See summary

Case Number: 06-11156 (KJC)	Account Number: N/A

Date of Confirmation: November 24, 2008	Account Type: N/A

Reporting Period: November  25, 2008 to December  31, 2008

Beginning Cash Balance:		$-15,145

All receipts received by the debtor:

Collection of accounts receivable:	$0

Tax refunds	$0

SC Group cash repatriation	$3,759,189

Foreign exchange	$10,531

Inter company banking sweep	$-2,077,983

Total of cash received:		$1,691,737

Total of cash available:		$1,676,592

Less all disbursements or payments (including payments made under the confirmed plan) made by the Debtor:

Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals:	$0

Disbursements made pursuant to the administrative claims of bankruptcy professionals:	$0

All other disbursements made in the ordinary course:	$1,603,376

Total Disbursements		$1,603,376

Ending Cash Balance		$73,216

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Lisa Clement
Lisa Clement Chief Financial Officer
March 20, 2009

Debtor: Sea Containers Services Ltd

Case Number: 06-11156 (KJC)

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

This Report is to be submitted for all bank accounts that are presently maintained by the post confirmation debtor.

Debtor’s Name: Sea Containers Carribean Inc.	Bank: None

Case Number: 06-11156 (KJC)	Account Number: N/A

Date of Confirmation: November 24, 2008	Account Type: N/A

Reporting Period: November 25, 2008 to December 31, 2008

Beginning Cash Balance:		$0

All receipts received by the debtor:

Collection of accounts receivable:	$0

Tax refunds	$0

SC Group cash repatriation	$0

Foreign exchange	$0

Inter company banking sweep	$0

Total of cash received:		$0

Total of cash available:		$0

Less all disbursements or payments (including payments made under the confirmed plan) made by the Debtor:

Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals:	$0

Disbursements made pursuant to the administrative claims of bankruptcy professionals:	$0

All other disbursements made in the ordinary course:	$0

Total Disbursements		$0

Ending Cash Balance		$0

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Lisa Clement
Lisa Clement Chief Financial Officer
March 20, 2009

Debtor: Sea Containers Carribean Inc.

Case Number: 06-11156 (KJC)

Sea Containers Ltd

Bank Account Listing

Bank	Account name	Account number	Type

JP Morgan	Sea Containers Ltd	24451501	Current
JP Morgan	Sea Containers Ltd	4130702	Current
JP Morgan	Sea Containers Ltd	4130704	Deposit
Barclays Bank	Sea Containers Ltd	Insurance Guarantee	Deposit
Bank of America	Sea Containers Ltd	67823015	Current
Bank of America	Sea Containers Ltd	67823023	Current
Bank of Bermuda	Sea Containers Ltd	010340016501	Current
Bank of Bermuda	Sea Containers Ltd	010340016001	Current
Societe Generale	Sea Containers Ltd	21001032	Current
TD Bank NA	Sea Containers Ltd	7860983282	Current
TD Bank NA	Sea Containers Ltd	2760212353	Deposit

TD Bank NA	Sea Containers Services Ltd	7863474131	Deposit
Bank of America	Sea Containers Services Ltd	67829013	Current